Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
26. Financial Instruments
Currency derivatives
The Group utilises currency derivatives to hedge significant future transactions and cash flows and the exchange risk arising on translation of the Group’s investments in foreign operations. The Group is a party to a variety of foreign currency derivatives in the management of its exchange rate exposures. The instruments purchased are primarily denominated in the currencies of the Group’s principal markets. The Group designates foreign currency denominated debt as hedging instruments against the exposure to movements in the spot translation rates associated with the translation of its foreign operations.
The Group also designates certain cross currency swaps as hedging instruments in cash flow hedges to manage its exposure to foreign exchange risk and interest rate risk on its borrowings. Contracts due in November 2023 have receipts of €500.0 million and payments of $604.2 million. Contracts due in March 2025 have receipts of €500.0 million and payments of £444.1 million.
Critical terms of hedging instruments and hedged items are transacted to match on a 1:1 ratio by notional values. Hedge ineffectiveness can nonetheless arise from inherent differences between derivatives and non-derivative instruments and other market factors including credit, correlations, supply and demand, and market volatilities. In addition, hedge ineffectiveness can arise as a result of the currency basis being included in the hedge designation. Hedge accounting is discontinued when a hedging relationship no longer qualifies for hedge accounting.
At 31 December 2022, the fair value of the Group’s currency derivatives is estimated to be a net liability of approximately £52.7 million (2021: £46.7 million). These amounts are based on market values of equivalent instruments at the balance sheet date, comprising £0.6 million (2021: £0.5 million) assets included in trade and other receivables and £53.3 million (2021: £47.2 million) liabilities included in trade and other payables. The fair value of currency derivatives is based on the present value of contractual cash flows using foreign currency and interest rate forward market curves at the balance sheet date. The amounts taken to and deferred in equity during the year for currency derivatives that are designated and effective hedges was a debit of £141.5 million (2021: credit of £45.5 million) for net investment hedges and a credit of £38.5 million (2021: debit of £38.0 million) for cash flow hedges.
For cash flow hedge arrangements, amounts of a credit of £38.5 million (2021: debit of £38.0 million) representing the effective portion of the gain or loss on the hedging instrument were taken to equity, and reclassified to profit or loss in the same period when the related foreign exchange impact on the associated hedged item affected profit or loss.
Changes in the fair value relating to the ineffective portion of the currency derivatives that are designated hedges amounted to £2.7 million (2021: £2.5 million) which is included within revaluation and retranslation of financial instruments in the income statement. At the balance sheet date, the total nominal amount of outstanding forward foreign exchange contracts not designated as hedges was £1,004.8 million (2021: £764.8 million). The Group estimates the fair value of these contracts to be a net asset of £0.4 million (2021: net liability of £3.9 million).
As at 31 December 2022, the Group had designated its $93 million bond, $750 million bond, $220 million bond, and $604 million leg of its cross currency swap, as the hedging instruments in a net investment hedge relationship. The Group has designated its €500 million leg of its cross currency swap as the hedging instrument in a cash flow hedge. Possible sources of ineffectiveness include any impairments to the Group's net investment in US dollars. The hedges are documented and are assessed for effectiveness on an ongoing basis. Both hedge relationships were effective during the year.
These arrangements are designed to address significant exchange exposure and are renewed on a revolving basis as required.
An analysis of the Group’s financial assets and liabilities by accounting classification is set out below:

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m	£m	£m	£m
2022
Other investments	—	255.7	114.1	—	369.8
Cash and short-term deposits	—	—	—	2,491.5	2,491.5
Bank overdrafts, bonds and bank loans	—	—	—	(1,169.0)	(1,169.0)
Bonds and bank loans	—	—	—	(3,801.8)	(3,801.8)
Trade and other receivables: amounts falling due within one year	—	—	—	11,338.0	11,338.0
Trade and other receivables: amounts falling due after more than one year	—	—	—	146.2	146.2
Trade and other payables: amounts falling due within one year	—	—	—	(11,283.0)	(11,283.0)
Trade and other payables: amounts falling due after more than one year	—	—	—	(0.9)	(0.9)
Derivative assets	0.6	5.1	—	—	5.7
Derivative liabilities	(53.3)	(4.7)	—	—	(58.0)
Payments due to vendors (earnout agreements)	—	(160.1)	—	—	(160.1)
Liabilities in respect of put options	—	(342.1)	—	—	(342.1)
	(52.7)	(246.1)	114.1	(2,279.0)	(2,463.7)

	Derivatives in designated hedge relationships	Held at fair value through profit or loss	Held at fair value through other comprehensive income	Amortised cost	Carrying value
	£m	£m	£m	£m	£m
2021
Other investments	—	228.3	90.0	—	318.3
Cash and short-term deposits	—	—	—	3,882.9	3,882.9
Bank overdrafts, bonds and bank loans	—	—	—	(567.2)	(567.2)
Bonds and bank loans	—	—	—	(4,216.8)	(4,216.8)
Trade and other receivables: amounts falling due within one year	—	—	—	10,448.0	10,448.0
Trade and other receivables: amounts falling due after more than one year	—	—	—	84.5	84.5
Trade and other payables: amounts falling due within one year	—	—	—	(10,674.8)	(10,674.8)
Trade and other payables: amounts falling due after more than one year	—	—	—	(1.5)	(1.5)
Derivative assets	0.5	2.5	—	—	3.0
Derivative liabilities	(47.2)	(6.4)	—	—	(53.6)
Payments due to vendors (earnout agreements)	—	(196.7)	—	—	(196.7)
Liabilities in respect of put options	—	(391.5)	—	—	(391.5)
	(46.7)	(363.8)	90.0	(1,044.9)	(1,365.4)
The following table provides an analysis of financial instruments that are measured subsequent to initial recognition at fair value, grouped into levels 1 to 3 based on the degree to which the fair value is observable:
Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2 fair value measurements are those derived from inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices);
Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
2022
Derivatives in designated hedge relationships
Derivative assets	—	0.6	—	0.6
Derivative liabilities	—	(53.3)	—	(53.3)
Held at fair value through profit or loss
Other investments	0.4	—	255.3	255.7
Derivative assets	—	5.1	—	5.1
Derivative liabilities	—	(4.7)	—	(4.7)
Payments due to vendors (earnout agreements)	—	—	(160.1)	(160.1)
Liabilities in respect of put options	—	—	(342.1)	(342.1)
Held at fair value through other comprehensive income
Other investments	10.9	—	103.2	114.1

	Level 1	Level 2	Level 3	Total
	£m	£m	£m	£m
2021
Derivatives in designated hedge relationships
Derivative assets	—	0.5	—	0.5
Derivative liabilities	—	(47.2)	—	(47.2)
Held at fair value through profit or loss
Other investments	0.4	—	227.9	228.3
Derivative assets	—	2.5	—	2.5
Derivative liabilities	—	(6.4)	—	(6.4)
Payments due to vendors (earnout agreements)	—	—	(196.7)	(196.7)
Liabilities in respect of put options	—	—	(391.5)	(391.5)
Held at fair value through other comprehensive income
Other investments	27.9	—	62.1	90.0
There have been no transfers between these levels in the years presented.
Reconciliation of level 3 fair value measurements:

	Payments due to vendors (earnout agreements)	Liabilities in respect of put options		Other investments
	£m	£m		£m
1 January 2021	(114.3)	(110.7)		366.6
Losses recognised in the income statement	(58.7)	(40.6)		(7.7)
Losses recognised in other comprehensive income	—	—		(42.8)
Exchange adjustments	1.0	1.3		—
Additions	(81.7)	(247.7)	1	5.9
Disposals	—	—		(32.0)
Cancellations	—	0.8		—
Settlements	57.0	5.4		—
31 December 2021	(196.7)	(391.5)		290.0
Gains recognised in the income statement	26.2	27.9		23.1
Losses recognised in other comprehensive income	—	—		(5.3)
Exchange adjustments	(14.3)	(39.9)		—
Additions	(46.7)	(5.0)		66.7
Disposals	—	—		(16.0)
Cancellations	—	11.0		—
Settlements	71.4	55.4		—
31 December 2022	(160.1)	(342.1)		358.5
Note
[1]During 2021, the Group merged Finsbury Glover Hering and Sard Verbinnen & Co to form a leading global strategic communications firm. As a part of this transaction, certain management acquired shares in the Company and a put option was granted which allows the equity partners to require the Group to purchase these shares. This resulted in additions to liabilities in respect of put options in the year of £219.6 million.
The fair values of financial assets and liabilities are based on quoted market prices where available. Where the market value is not available, the Group has estimated relevant fair values on the basis of available information from outside sources. There have been no movements between level 3 and other levels.
Payments due to vendors and liabilities in respect of put options
Future anticipated payments due to vendors in respect of contingent consideration (earnout agreements) are recorded at fair value, which is the present value of the expected cash outflows of the obligations. Liabilities in respect of put option agreements are initially recorded at the present value of the redemption amount in accordance with IAS 32 and subsequently measured at fair value in accordance with IFRS 9. Both types of obligations are dependent on the future financial performance of the entity and it is assumed that future profits are in line with Directors' estimates. The Directors derive their estimates from internal business plans together with financial due diligence performed in connection with the acquisition.
As of 31 December 2022, the potential undiscounted amount of future payments that could be required under the earnout agreements for acquisitions completed in the current year and for all earnout agreements ranges from £nil to £226 million (2021: £nil to £124 million) and £nil to £695 million (2021: £nil to £595 million), respectively. The decrease in the maximum potential undiscounted amount of future payments for all earnout agreements is due to earnout arrangements that have completed and payments made on active arrangements during the year, and exchange adjustments, partially offset by earnout arrangements related to new acquisitions.
At 31 December 2022, the weighted average growth rate in estimating future financial performance was 12.4% (2021: 16.7%). The weighted average of the risk-adjusted discount rate applied to these obligations at 31 December 2022 was 7.6% (2021: 6.5%).
A one percentage point increase or decrease in the growth rate in estimated future financial performance would increase or decrease the combined liabilities due to earnout agreements and put options by approximately £9.1 million (2021: £6.0 million) and £6.9 million (2021: £6.6 million), respectively.
A 0.5 percentage point increase or decrease in the risk-adjusted discount rate would decrease or increase the combined liabilities by approximately £7.3 million (2021: £8.6 million) and £7.4 million (2021: £8.9 million), respectively. An increase in the liability would result in a loss in the revaluation of financial instruments, while a decrease would result in a gain.
Other investments
The fair value of other investments included in level 1 is based on quoted market prices. Other investments included in level 3 are unlisted securities, where market value is not readily available. The Group has estimated relevant fair values on the basis of information from outside sources using the most appropriate valuation technique, including all external funding rounds, revenue and EBITDA multiples, the share of fund net asset value and discounted cash flows. The sensitivity to changes in unobservable inputs is specific to each individual investment. A change to one or more of these unobservable inputs to reflect a reasonably possible alternative assumption would not result in a significant change to the fair value.
During the year, Imagina stepped down from interests in associates to other investments and this investment has been designated as fair value through other comprehensive income. The fair value of Imagina as at 31 December 2022 was £61.6 million.